UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2016

DERMA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31070	23-2328753
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

214 Carnegie Center, Suite 300
Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 609-514-4744

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On September 1, 2016, Derma Sciences, Inc. (the “Company”) completed the previously announced sale of substantially all of the assets of its First Aid Products division to Dukal Corporation for approximately $9.7 million in cash plus a promissory note in the amount of $2.7 million (the “Sale”). The Sale was consummated pursuant to the terms of an Asset Purchase Agreement dated as of July 26, 2016 (the “Asset Purchase Agreement”). Dukal Corporation is a privately-held supplier of disposable medical products and patient-care items for all medical markets. There is no other material relationship between Dukal Corporation and the Company or any of its affiliates, any director or officer of the Company, or any associate of any director or officer of the Company.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1. The Company is seeking confidential treatment for certain portions of the Asset Purchase Agreement pursuant to a Confidential Treatment Request submitted to the SEC pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference, is a copy of the Company’s Press Release dated September 1, 2016, announcing the completion of the Sale.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information.

Attached as Exhibit 99.2 to this Current Report on Form 8-K is certain unaudited pro forma consolidated financial information of the Company, relating to the disposition described in Item 2.01 above, which is incorporated herein by reference. The unaudited pro forma consolidated financial information of the Company was derived from the Company’s historical consolidated financial statements and is presented to give effect to the disposition of the assets of the Company’s First Aid Products division.

(d) Exhibits.

Exhibit Number	Description

2.1*	Asset Purchase Agreement dated July 26, 2016

99.1	Press Release dated September 1, 2016

99.2	Pro forma consolidated financial information (Unaudited)

*

Portions of this exhibit have been redacted and are subject to a Confidential Treatment Request filed with the Secretary of the SEC pursuant to Rule 24b-2 under the Exchange Act. All schedules (and similar attachments) to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish a supplemental copy of any omitted schedule to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DERMA SCIENCES, INC. (Registrant)

	By:	/s/ John E. Yetter
John E. Yetter, CPA
Executive Vice President, Finance and Chief Financial Officer
(Principal Financial Officer)

Date: September 8, 2016

EXHIBIT INDEX

Exhibit
No.	Exhibit Description

2.1*	Asset Purchase Agreement dated July 26, 2016

99.1	Press Release dated September 1, 2016

99.2	Pro forma consolidated financial information (Unaudited)

*

Portions of this exhibit have been redacted and are subject to a Confidential Treatment Request filed with the Secretary of the SEC pursuant to Rule 24b-2 under the Exchange Act. All schedules (and similar attachments) to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish a supplemental copy of any omitted schedule to the SEC.